As filed with the U.S. Securities and Exchange Commission on February 28, 2025

Investment Company Act File No. 811-07428

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 237	☒
(Check appropriate box or boxes)

VOYA MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 992-0180

Joanne F. Osberg, Esq.

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(Name and Address of Agent for Service)

With copies to:

Elizabeth J. Reza, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

It is intended that this filing become effective on February 28, 2025, in accordance with Section 8 of the Investment Company Act of 1940, as amended (the “1940 Act”).

EXPLANATORY NOTE

This Amendment No. 237 (the “Amendment”) to the Registration Statement of Voya Mutual Funds (the “Registrant”) on Form N-1A is being filed under the Investment Company Act of 1940 (the “1940 Act”), as amended, to amend and supplement Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A, filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 27, 2025, under the 1940 Act (Accession No. 0001683863-25-001420) (“Amendment No. 236”) as pertaining to Parts A and B of the Registration Statement with respect to Voya VACS Series EME Fund (the “Fund”) a series of the Registrant.

Part A and Part B of the Registration Statement with respect to the Fund as filed in Amendment No. 236, are incorporated herein by reference.

The Fund’s shares are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Fund may only be made by “accredited investors,” as defined in Regulation D under the 1933 Act. This Amendment does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the 1933 Act, any beneficial interests in the Fund.

This Registration Statement relates only to the Fund and does not affect or incorporate by reference the currently effective Part A and Part B for the Registrant’s other series.

VOYA MUTUAL FUNDS Voya VACS Series EME Fund (the “Fund”)

Amendment dated February 28, 2025

to the Fund’s Prospectus, dated February 28, 2025

(the “Prospectus”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Fund’s policy to invest in accordance with the investment focus that the Fund’s name suggests (the “80% Investment Policy”) is changed effective April 29, 2025 (the “Effective Date”), as set forth below.

Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Fund invests	Under normal circumstances, the Fund invests at
at least 80% of its net assets (plus borrowings for	least 80% of its net assets (plus the amount of any
investment purposes) in equity securities of	borrowings for investment purposes) in equity
issuers in emerging markets.	securities of issuers in emerging markets.

Although the Fund’s new 80% Investment Policy and related disclosure changes are set forth in the Fund’s Prospectus, these changes will not be effective until the Effective Date. Until the Effective Date, the Fund’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first three paragraphs in the sub-section of the Prospectus entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).

Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Fund invests	Under normal circumstances, the Fund invests at
at least 80% of its net assets (plus borrowings for	least 80% of its net assets (plus the amount of any
investment purposes) in equity securities of	borrowings for investment purposes) in equity
issuers in emerging markets. The Fund will	securities of issuers in emerging markets. For
provide shareholders with at least 60 days' prior	purposes of this 80% policy, emerging markets
notice of any change in this investment policy.	means most countries in the world except
Australia, Canada, Japan, New Zealand, Hong
The Fund currently considers developing or	Kong, Singapore, the United Kingdom, the United
emerging market countries to include most	States, and most of the countries of Western
countries in the world except Australia, Canada,	Europe. For purposes of this 80% policy, equity
Japan, New Zealand, Hong Kong, Singapore, the	securities include, without limitation, common
United Kingdom, the U.S., and most of the	stock, preferred stock, convertible securities,
countries of Western Europe. An emerging market	depositary receipts, participatory notes and other
company is one (i) that is organized under the	structured notes, real estate-related securities
laws of, or has a principal place of business in, an	(including real estate investment trusts
emerging market; (ii) for which the principal	(“REITs”)), trust or partnership interests, rights
securities market is in an emerging market; (iii)	and warrants to buy common stock, privately
that derives at least 50% of its total revenues or	placed securities, and initial public offerings
profits from goods that are produced or sold,	(“IPOs”).
investments made, or services performed in an

1

emerging market; or (iv) at least 50% of the assets	An issuer in an emerging market is one: (i) that is
of which are located in an emerging market. The	organized under the laws of, or has a principal
Fund may invest in companies of any market	place of business in, an emerging market; (ii) for
capitalization.	which the principal securities market is in an
emerging market; (iii) that derives at least 50% of
Equity securities may include common stock,	its total revenues or profits from goods that are
preferred stock, convertible securities, depositary	produced or sold, investments made, or services
receipts, participatory notes, trust or partnership	performed in an emerging market; or (iv) at least
interests, warrants and rights to buy common	50% of the assets of which are located in an
stock, and privately placed securities. The Fund	emerging market. The Fund may invest in
may invest in real estate-related securities,	companies of any market capitalization.
including real estate investment trusts (“REITs”)
and non-investment grade bonds (high-yield or	The Fund may invest in bonds rated below
“junk bonds”).	investment grade (sometimes referred to as “high-
yield securities”, “high-yield bonds”, or “junk
bonds”).

In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policy Related to Fund Name” is inapplicable until the Effective Date.

PLEASE RETAIN THIS AMENDMENT FOR FUTURE REFERENCE. THIS AMENDMENT WILL EXPIRE ON THE EFFECTIVE DATE.

2

PART C.
OTHER INFORMATION
Item 28. Exhibits
28 (a)(1)
Amended and Restated Declaration of Trust of Voya Mutual Funds dated June 3, 2004 – Filed as an Exhibit to
Post-Effective Amendment No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004
and incorporated herein by reference.

28 (a)(2)
Amendment No. 1 dated September 2, 2004 to the Amended and Restated Declaration of Trust (Class I shares for
ING Global Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant’s
Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

28 (a)(3)
Amendment No. 2 dated January 31, 2005 to the Amended and Restated Declaration of Trust (ING International
Value Choice Fund) – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A
Registration Statement on January 25, 2005 and incorporated herein by reference.

28 (a)(4)
Amendment No. 3 dated February 1, 2005 to the Amended and Restated Declaration of Trust (name change –
ING Global Value Choice Fund, formerly ING Worldwide Growth Fund) – Filed as an Exhibit to Post-Effective
Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

28 (a)(5)
Amendment No. 4 dated March 1, 2005 to the Amended and Restated Declaration of Trust (name change – ING
International SmallCap Fund, formerly ING International SmallCap Growth Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005
and incorporated herein by reference.

28 (a)(6)
Amendment No. 5 dated April 29, 2005 to the Amended and Restated Declaration of Trust (Class I shares for
ING Global Value Choice Fund and ING International Value Choice Fund) – Filed as an Exhibit to Post-Effective
Amendment No. 110 to the Registrant’s Form N-1A Registration Statement September 30, 2005 and incorporated herein by reference.

28 (a)(7)
Amendment No. 6 dated September 1, 2005 to the Amended and Restated Declaration of Trust (ING Emerging
Markets Debt Fund and ING Greater China Fund) – Filed as an Exhibit to Post-Effective Amendment No. 110 to
the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

28 (a)(8)
Amendment No. 7 dated September 30, 2005 to the Amended and Restated Declaration of Trust (Class O shares for ING Global Equity Dividend Fund and ING Global Real Estate Fund) - Filed as an Exhibit to Post-Effective
Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and
incorporated herein by reference.

28 (a)(9)
Amendment No. 8 dated November 1, 2005 to the Amended and Restated Declaration of Trust (ING Diversified
International Fund, ING Index Plus International Equity Fund, and ING International Capital Appreciation Fund)
– Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement
on December 6, 2005 and incorporated herein by reference.

28 (a)(10)
Amendment No. 9 dated November 10, 2005 to the Amended and Restated Declaration of Trust (ING
International Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s
Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

28 (a)(11)
Amendment No. 10 dated March 16, 2006 to the Amended and Restated Declaration of Trust (ING Global Bond
Fund) – Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration
Statement on June 19, 2006 and incorporated herein by reference.

28 (a)(12)
Amendment No. 11 dated May 25, 2006 to the Amended and Restated Declaration of Trust – Filed as an Exhibit
to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006
and incorporated herein by reference.

28 (a)(13)
Amendment No. 12 dated July 13, 2006 to the Amended and Restated Declaration of Trust (Class R shares for
ING Diversified International Fund) – Filed as an Exhibit to Post-Effective Amendment No. 117 to the
Registrant’s Form N-1A Registration Statement on August 14, 2006 and incorporated herein by reference.

28 (a)(14)
Amendment No. 13 dated October 9, 2006 to the Amended and Restated Declaration of Trust (name change -
ING Global Natural Resources Fund, formerly ING Precious Metals Fund) – Filed as an Exhibit to Post-Effective
Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and
incorporated herein by reference.

28 (a)(15)
Amendment No. 14 dated November 9, 2006 to the Amended and Restated Declaration of Trust (ING
International Value Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 119 to the
Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

28 (a)(16)
Amendment No. 15 dated November 9, 2006 to the Amended and Restated Declaration of Trust (authority to reclassify, reorganize, recapitalize, or convert issued or unissued interests of any class into interests of one or more other classes) – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A
Registration Statement on February 23, 2007 and incorporated herein by reference.

28 (a)(17)
Amendment No. 16 dated November 9, 2006 to the Amended and Restated Declaration of Trust (abolishing
Class M shares for ING Emerging Countries Fund) – Filed as an Exhibit to Post-Effective Amendment No. 121 to
the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

28 (a)(18)
Amendment No. 17 dated February 28, 2007 to the Amended and Restated Declaration of Trust (name change -
ING International Growth Opportunities Fund, formerly ING International Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007
and incorporated herein by reference.

28 (a)(19)
Amendment No. 18 dated March 2, 2007 to the Amended and Restated Declaration of Trust (ING International
Equity Dividend Fund) – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form
N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

28 (a)(20)
Amendment No. 19 dated July 12, 2007 to the Amended and Restated Declaration of Trust (ING Asia-Pacific
Real Estate Fund, ING European Real Estate Fund, and Class I shares for ING Global Equity Dividend Fund; and
ING Global Natural Resources Fund; and Class O shares for ING Index Plus International Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on
July 27, 2007 and incorporated herein by reference.

28 (a)(21)
Amendment No. 20 dated September 12, 2007 to the Amended and Restated Declaration of Trust (Class W shares for ING Diversified International Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Global Equity
Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING International Equity
Dividend Fund, ING International Real Estate Fund, and ING International SmallCap Fund) – Filed as an Exhibit
to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on November 9,
2007 and incorporated herein by reference.

28 (a)(22)
Amendment No. 21 dated December 17, 2007 to the Amended and Restated Declaration of Trust (name change –
ING International SmallCap Multi-Manager Fund, formerly ING International SmallCap Fund) – Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on
February 27, 2008 and incorporated herein by reference.

28 (a)(23)
Amendment No. 22 dated May 30, 2008 to the Amended and Restated Declaration of Trust (Class O shares for
ING Diversified International Fund, ING Global Bond Fund, ING Greater China Fund, and ING International
SmallCap Multi-Manager Fund) – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s
Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

28 (a)(24)
Plan of Liquidation and Dissolution of Series with respect to ING International Value Opportunities Fund effective August 1, 2008 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form
N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

28 (a)(25)
Amendment No. 23 effective September 27, 2008 to the Amended and Restated Declaration of Trust (dissolution of ING International Value Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 134 to
the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

28 (a)(26)
Amendment No. 24 dated March 27, 2009 to the Amended and Restated Declaration of Trust (Class Q shares for
ING International Capital Appreciation Fund) – Filed as an Exhibit to Post-Effective Amendment No. 135 to the
Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

28 (a)(27)
Amendment No. 25 dated May 14, 2009 to the Amended and Restated Declaration of Trust (Class W shares for
ING Global Bond Fund, ING Global Value Choice Fund, and ING International Value Choice Fund) – Filed as an
Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29,
2009 and incorporated herein by reference.

28 (a)(28)
Plan of Liquidation and Dissolution of Series with respect to ING Disciplined International SmallCap Fund effective July 13, 2009 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A
Registration Statement on September 30, 2011 and incorporated herein by reference.

28 (a)(29)
Plan of Liquidation and Dissolution of Series with respect to ING Emerging Markets Fixed Income Fund effective
July 13, 2009 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A
Registration Statement on September 30, 2011 and incorporated herein by reference.

28 (a)(30)
Amendment No. 26 effective August 10, 2009 to the Amended and Restated Declaration of Trust (dissolution of
ING International Growth Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 137 to the
Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

28 (a)(31)
Amendment No. 27 effective August 21, 2009 to the Amended and Restated Declaration of Trust (dissolution of
ING Disciplined International SmallCap Fund and ING Emerging Markets Fixed Income Fund) – Filed as an
Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on
September 29, 2009 and incorporated herein by reference.

28 (a)(32)
Amendment No. 28 dated September 10, 2009 to the Amended and Restated Declaration of Trust (Class I shares for ING Russia Fund) – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A
Registration Statement on September 29, 2009 and incorporated herein by reference.

28 (a)(33)
Plan of Liquidation and Dissolution of Series with respect to ING International Equity Dividend Fund effective
September 14, 2009 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A
Registration Statement on September 30, 2011 and incorporated herein by reference.

28 (a)(34)
Amendment No. 29 effective October 13, 2009 to the Amended and Restated Declaration of Trust (Class W
shares for ING International Capital Appreciation Fund) – Filed as an Exhibit to Post-Effective Amendment No.
139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

28 (a)(35)
Amendment No. 30 dated November 20, 2009 to the Amended and Restated Declaration of Trust (converting
Class Q shares into Class W shares and abolishing Class Q shares for ING Foreign Fund, ING Global Natural
Resources Fund, ING Global Value Choice Fund, ING International SmallCap Multi-Manager Fund, and ING
Russia Fund) – Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A
Registration Statement on February 25, 2010 and incorporated herein by reference.

28 (a)(36)
Amendment No. 31, effective March 5, 2010, to the Amended and Restated Declaration of Trust (converting
Class Q shares into Class W shares and abolishing Class Q shares for ING Emerging Countries Fund and ING
International Capital Appreciation Fund) – Filed as an Exhibit to Post-Effective Amendment No. 140 to the
Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

28 (a)(37)
Amendment No. 32 dated June 30, 2010 to Amended and Restated Declaration of Trust (name change – ING
Global Opportunities Fund, formerly ING Foreign Fund) – Filed as an Exhibit to Post-Effective Amendment No.
140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

28 (a)(38)
Amendment No. 33 dated September 30, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Growth Fund) – Filed as an Exhibit to Post-Effective Amendment No. 142 to the
Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

28 (a)(39)
Plan of Liquidation and Dissolution of Series with respect to ING Asia-Pacific Real Estate Fund effective
November 26, 2010 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A
Registration Statement on September 30, 2011 and incorporated herein by reference.

28 (a)(40)
Plan of Liquidation and Dissolution of Series with respect to ING European Real Estate Fund effective
November 26, 2010 – Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A
Registration Statement on September 30, 2011 and incorporated herein by reference.

28 (a)(41)
Amendment No. 34 dated November 18, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Core Fund) – Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s
Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

28 (a)(42)
Amendment No. 35 dated May 19, 2011 to the Amended and Restated Declaration of Trust (Class R shares and
Class W shares for certain ING Funds) – Filed as an Exhibit to Post-Effective Amendment No. 149 to the
Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

28 (a)(43)
Amendment No. 36 dated July 15, 2011 to the Amended and Restated Declaration of Trust (ING Emerging
Markets Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A
Registration Statement filed on July 28, 2011 and incorporated herein by reference.

28 (a)(44)
Amendment No. 37 dated January 12, 2012 to the Amended and Restated Declaration of Trust (Class B shares for
ING Emerging Markets Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 157 to the
Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

28 (a)(45)
Amendment No. 38 dated February 29, 2012 to the Amended and Restated Declaration of Trust (name change –
ING International Small Cap Fund, formerly ING International SmallCap Multi-Manager Fund) – Filed as an
Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on
February 27, 2012 and incorporated herein by reference.

28 (a)(46)
Plan of Liquidation and Dissolution of Series with respect to ING International Capital Appreciation Fund, effective January 17, 2012 – Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form
N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

28 (a)(47)
Amendment No. 39 dated July 12, 2012 to the Amended and Restated Declaration of Trust (ING Diversified
Emerging Markets Debt Fund) – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s
Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

28 (a)(48)
Amendment No. 40 effective July 23, 2012 to the Amended and Restated Declaration of Trust (dissolving ING
Emerging Countries Fund) – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form
N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

28 (a)(49)
Amendment No. 41 dated August 1, 2012 to the Amended and Restated Declaration of Trust (Class W shares for
ING International Core Fund) – Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s
Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

28 (a)(50)
Amendment No. 42 dated September 6, 2012 to the Amended and Restated Declaration of Trust (Class R6 shares for ING Global Bond Fund and ING Global Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment
No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

28 (a)(51)
Amendment No. 43 dated November 14, 2012 to the Amended and Restated Declaration of Trust (name change –
ING International Value Equity Fund, formerly ING Global Value Choice Fund) –Filed as an Exhibit to
Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012
and incorporated herein by reference.

28 (a)(52)
Amendment No. 44 dated November 15, 2012 to the Amended and Restated Declaration of Trust (name change –
ING Emerging Markets Equity Dividend Fund, formerly ING Greater China Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012
and incorporated herein by reference.

28 (a)(53)
Amendment No. 45 dated November 29, 2012 to the Amended and Restated Declaration of Trust (Class P shares for ING Global Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form
N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

28 (a)(54)
Amendment No. 46 dated January 10, 2013 to the Amended and Restated Declaration of Trust (ING Global
Perspectives Fund) – Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A
Registration Statement on February 27, 2013 and incorporated herein by reference.

28 (a)(55)
Plan of Liquidation and Dissolution of Series with respect to ING Index Plus International Equity Fund, effective
December 7, 2012 – Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A
Registration Statement on February 27, 2013 and incorporated herein by reference.

28 (a)(56)
Amendment No. 47 dated July 1, 2013 to the Amended and Restated Declaration of Trust (name change – ING
Multi-Manager International Equity Fund, formerly ING International Growth Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 183 to the Registrant’s Form N-1A Registration Statement on December 16, 2013
and incorporated herein by reference.

28 (a)(57)
Amendment No. 48 effective July 15, 2013 to the Amended and Restated Declaration of Trust (dissolution of ING
International Value Choice Fund) – Filed as an Exhibit to Post-Effective Amendment No. 183 to the Registrant’s
Form N-1A Registration Statement on December 16, 2013 and incorporated herein by reference.

28 (a)(58)
Amendment No. 49 dated November 21, 2013 to the Amended and Restated Declaration of Trust (Class A,
Class B, Class C, Class O, Class R, and Class W shares for ING Multi-Manager International Equity Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 184 to the Registrant’s Form N-1A Registration Statement
on February 26, 2014 and incorporated herein by reference.

28 (a)(59)
Amendment No. 50 dated May 1, 2014 to the Amended and Restated Declaration of Trust (name change of each existing series of the Trust) – Filed as an Exhibit to Post-Effective Amendment No. 186 to the Registrant’s Form
N-1A Registration Statement on July 14, 2014 and incorporated herein by reference.

28 (a)(60)
Amendment No. 51 dated May 22, 2014 to the Amended and Restated Declaration of Trust (Class R6 shares for
Voya Global Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 186 to the Registrant’s
Form N-1A Registration Statement on July 14, 2014 and incorporated herein by reference.

28 (a)(61)
Amendment No. 52 effective October 1, 2014 to the Amended and Restated Declaration of Trust (abolition of
Class B, Class C, and Class R shares of Voya Global Natural Resources Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014
and incorporated herein by reference.

28 (a)(62)
Amendment No. 53 effective November 24, 2014 to the Amended and Restated Declaration of Trust (dissolution of Voya Global Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 188 to the
Registrant’s Form N-1A Registration Statement on December 22, 2014 and incorporated herein by reference.

28 (a)(63)
Amendment No. 54 dated December 1, 2014 to the Amended and Restated Declaration of Trust (name change –
Voya Global Value Advantage Fund, formerly Voya International Value Equity Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 188 to the Registrant’s Form N-1A Registration Statement on December 22, 2014
and incorporated herein by reference.

28 (a)(64)
Amendment No. 55 effective May 26, 2015 to the Amended and Restated Declaration of Trust (dissolution of
Voya Global Natural Resources Fund) – Filed as an Exhibit to Post-Effective Amendment No. 192 to the
Registrant’s Form N-1A Registration Statement on February 25, 2016 and incorporated herein by reference.

28 (a)(65)
Plan of Liquidation and Dissolution of Series with respect to Voya Emerging Markets Equity Dividend Fund, effective January 15, 2016 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form
N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

28 (a)(66)
Amendment No. 56 dated May 1, 2016 to the Amended and Restated Declaration of Trust (name change – Voya
Global Equity Fund, formerly Voya Global Value Advantage Fund) – Filed as an Exhibit to Post-Effective
Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and
incorporated herein by reference.

28 (a)(67)
Amendment No. 57 dated September 15, 2016 to the Amended and Restated Declaration of Trust (Voya Global
Corporate Leaders® 100 Fund and Voya Global High Dividend Low Volatility Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016
and incorporated herein by reference.

28 (a)(68)
Amendment No. 58 dated November 17, 2016 to the Amended and Restated Declaration of Trust (Voya CBRE
Global Infrastructure Fund and Voya CBRE Long/Short Fund) – Filed as an Exhibit to Post-Effective Amendment
No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

28 (a)(69)
Amendment No. 59 dated January 12, 2017 to the Amended and Restated Declaration of Trust (Class T shares for
Voya CBRE Global Infrastructure Fund, Voya CBRE Long/Short Fund, Voya Diversified Emerging Markets Debt
Fund, Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, Voya
Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund, Voya Global Real Estate Fund, and
Voya International Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 199 to the
Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

28 (a)(70)
Amendment No. 60 dated January 20, 2017 to the Amended and Restated Declaration of Trust (name change –
Voya Multi-Manager International Factors Funds, formerly International Core Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 199 to the Registrant’s Form N-1A Registration Statement on February 24, 2017
and incorporated herein by reference.

28 (a)(71)
Amendment No. 61 effective May 2, 2017 to the Amended and Restated Declaration of Trust (abolishment of
Class B shares for Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Equity Dividend
Fund, Voya Global Equity Fund, Voya Global Real Estate Fund, Voya International Real Estate Fund, Voya
Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya
Multi-Manager International Small Cap Fund, and Voya Russia Fund) – Filed as an Exhibit to Post-Effective
Amendment No. 206 to the Registrant’s Form N-1A Registration Statement on July 14, 2017 and incorporated herein by reference.

28 (a)(72)
Amendment No. 62 effective January 11, 2018 to the Amended and Restated Declaration of Trust (establishment of Class P3 shares for Voya Global Bond Fund, Voya Global Real Estate Fund, Voya Multi-Manager Emerging
Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International
Factors Fund) - Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant’s Form N-1A
Registration Statement on February 23, 2018 and incorporated herein by reference.

28 (a)(73)
Amendment No. 63 effective May 1, 2018 to the Amended and Restated Declaration of Trust (change of name for
Voya International High Dividend Low Volatility Fund, formerly, Voya Global High Dividend Low Volatility
Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant’s Form N-1A Registration
Statement on February 26, 2019 and incorporated herein by reference.

28 (a)(74)
Amendment No. 64. effective May 18, 2017 to the Amended and Restated Declaration of Trust (dissolution of
Voya Diversified International Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the
Registrant’s Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

28 (a)(75)
Amendment No. 65 effective September 14, 2018 to the Amended and Restated Declaration of Trust
(establishment of Class P3 shares for Voya International High Dividend Low Volatility Fund and Voya
Multi-Manager International Small Cap Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the
Registrant’s Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

28 (a)(76)
Amendment No. 66 effective November 16, 2018 to the Amended and Restated Declaration of Trust
(establishment of Class C shares for Voya CBRE Global Infrastructure Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 212 to the Registrant’s Form N-1A Registration Statement on February 26, 2019
and incorporated herein by reference.

28 (a)(77)
Amendment No. 67 effective January 25, 2019 to the Amended and Restated Declaration of Trust (establishment of Class W shares for Voya CBRE Global Infrastructure Fund and Class P shares for Voya Multi-Manager
Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager
International Factors Fund) – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant’s Form
N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

28 (a)(78)
Plan of Liquidation and Dissolution of Series with respect to Voya CBRE Long/Short Fund effective, March 19,
2019 – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant’s Form N-1A Registration
Statement on October 31, 2019 and incorporated herein by reference.

28 (a)(79)
Amendment No. 68 effective May 23, 2019 to the Amended and Restated Declaration of Trust (Voya Global
Diversified Payment Fund II) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant’s Form
N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

28 (a)(80)
Amendment No. 69 effective September 12, 2019 to the Amended and Restated Declaration of Trust (establish of
Class R6 shares for Voya Global Equity Dividend Fund and Voya International High Dividend Low Volatility
Fund) – Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant’s Form N-1A Registration
Statement on October 31, 2019 and incorporated herein by reference.

28 (a)(81)
Plan of Liquidation and Dissolution of Series with respect to Voya International Real Estate Fund, effective
October 4, 2019 – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant’s Form N-1A
Registration Statement on February 25, 2020 and incorporated herein by reference.

28 (a)(82)
Amendment No. 71 effective November 8, 2019 to the Amended and Restated Declaration of Trust (Voya Global
Diversified Payment Fund) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant’s Form
N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

28 (a)(83)
Amendment No. 72 effective May 23, 2019 to the Amended and Restated Declaration of Trust (Abolishment of
Class O shares) – Filed as an exhibit to Post-Effective Amendment No. 218 to the Registrant’s Form N-1A
Registration Statement on February 25, 2020 and incorporated herein by reference.

28 (a)(84)
Amendment No. 70 effective September 12, 2019 to the Amended and Restated Declaration of Trust (amending
Declaration of Trust language) – Filed as an exhibit to Post-Effective Amendment No. 220 to the Registrant’s
Form N-1A Registration Statement on December 18, 2020 and incorporated herein by reference.

28 (a)(85)
Amendment No. 73 effective February 28, 2929 to the Amended and Restated Declaration of Trust (Name change from Voya Global Equity Fund to Voya Global High Dividend Low Volatility Fund) – Filed as an exhibit to
Post-Effective Amendment No. 220 to the Registrant’s Form N-1A Registration Statement on December 18, 2020
and incorporated herein by reference.

28 (a)(86)
Plan of Liquidation and Dissolution of Series with respect to Voya Global Corporate Leaders® 100 Fund, effective January 29, 2020 – Filed as an exhibit to Post-Effective Amendment No. 220 to the Registrant’s Form
N-1A Registration Statement on December 18, 2020 and incorporated herein by reference.

28 (a)(87)
Amendment No. 74 effective March 20, 2020 to the Amended and Restated Declaration of Trust (dissolution of
Voya CBRE Global Infrastructure Fund and Voya Global Real Estate Fund) – Filed as an exhibit to Post-Effective
Amendment No. 220 to the Registrant’s Form N-1A Registration Statement on December 18, 2020 and
incorporated herein by reference.

28 (a)(88)
Amendment No. 75 effective June 8, 2020 to the Amended and Restated Declaration of Trust (Dissolution of
Voya CBRE Long/Short Fund) – Filed as an exhibit to Post-Effective Amendment No. 220 to the Registrant’s
Form N-1A Registration Statement on December 18, 2020 and incorporated herein by reference.

28 (a)(89)
Amendment No. 76 effective September 21, 2020 to the Amended and Restated Declaration of Trust (Dissolution
of Voya Global Equity Dividend Fund) – Filed as an exhibit to Post-Effective Amendment No. 220 to the
Registrant’s Form N-1A Registration Statement on December 18, 2020 and incorporated herein by reference.

28 (a)(90)
Plan of Liquidation and Dissolution of Series with respect to Voya Diversified Emerging Markets Debt Fund, effective November 19, 2020 – Filed as an exhibit to Post-Effective Amendment No. 221 to the Registrant’s Form
N-1A Registration Statement on February 25, 2021 and incorporated herein by reference.

28 (a)(91)
Amendment No. 77 effective July 28, 2021 to the Amended and Restated Declaration of Trust (Dissolution of
Voya Global Corporate Leaders® 100 Fund) – Filed as an exhibit to Post-Effective Amendment No. 222 to the
Registrant’s Form N-1A Registration Statement on December 20, 2021 and incorporated herein by reference.

28 (a)(92)
Certificate of Amendment to Certificate of Trust of Voya Mutual Funds, dated July 23, 2021 (Change the registered office and the registered agent of the Registrant) – Filed as an exhibit to Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on November 18, 2022 and incorporated herein by reference.

28 (a)(93)
Plan of Liquidation and Dissolution of Series with respect to Voya Russia Fund, effective May 4, 2022 – Filed as an exhibit to Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on November 18, 2022
and incorporated herein by reference.

28 (a)(94)
Amendment No. 78, dated September 30, 2022, to Amended and Restated Declaration of Trust of Voya Mutual
Funds (abolition of Class P shares for Voya Multi-Manager International Equity Fund and Voya Multi-Manager
International Factors Fund and abolition of Class P3 shares for Voya International High Dividend Low Volatility
Fund and Voya Multi-Manager International Small Cap Fund) – Filed as an exhibit to Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on November 18, 2022 and incorporated herein by reference.

28 (a)(95)
Amendment No. 79, dated November 17, 2022, to Amended and Restated Declaration of Trust of Voya Mutual
Funds (Voya VACS Series EME Fund) – Filed as an exhibit to Amendment No. 225 to the Registrant’s Form
N-1A Registration Statement on November 18, 2022 and incorporated herein by reference.

28 (a)(96)
Amendment No. 80, dated November 17, 2022, to Amended and Restated Declaration of Trust of Voya Mutual
Funds (Voya Multi-Manager International Small Cap Fund – Class R6 shares) – Filed as an exhibit to
Post-Effective Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on February 24, 2023
and incorporated herein by reference.

28 (a)(97)
Amendment No. 81, dated January 11, 2023, to Amended and Restated Declaration of Trust of Voya Mutual
Funds (Abolish Class T shares - Voya Global Bond Fund, Voya Global Diversified Payment Fund, Voya Global
High Dividend Low Volatility Fund, Voya Global Perspectives Fund, and Voya International High Dividend Low
Volatility Fund) – Filed as an exhibit to Post-Effective Amendment No. 225 to the Registrant’s Form N-1A
Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (a)(98)
Amendment No. 82, dated September 29, 2022, to Amended and Restated Declaration of Trust of Voya Mutual
Funds (Abolition of Class P Shares – Voya Global Bond Fund and Voya Multi-Manager Emerging Markets Equity
Fund and abolition of P3 Shares – Voya Global Bond Fund, Voya Multi-Manager Emerging Markets Equity Fund,
Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund) –Filed as an
exhibit to Post-Effective Amendment No. 226 to the Registrant’s Form N-1A Registration Statement on
December 21, 2023 and incorporated herein by reference.

28 (a)(99)
Amendment No. 83, effective December 31, 2023, to Amended and Restated Declaration of Trust of Voya Mutual
Fund (Dissolution of Voya Russia Fund) – Filed as an exhibit to Post-Effective Amendment No. 227 to the
Registrant’s Form N-1A Registration Statement on February 27, 2024 and incorporated herein by reference.

28 (a)(100)
Amendment No. 84, effective October 25, 2024, to Amended and Restated Declaration of Trust of Voya Mutual
Funds (Dissolution of Voya Global Diversified Payment Fund and Voya Global Perspectives® Fund) – Filed as an
Exhibit to Post-Effective Amendment No. 229 to the Registrant's Form N-1A Registration Statement on
February 26, 2025 and incorporated herein by reference.

28 (b)(1)
Amended and Restated By-laws of Registrant dated March 18, 2018 - Filed as an Exhibit to Post-Effective
Amendment No. 212 to the Registrant’s Form N-1A Registration Statement on February 26, 2019 and
incorporated herein by reference.

28 (c)(1)	Not applicable.
28 (d)(1)
Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments,
LLC dated November 18, 2014, as amended and restated on May 1, 2015 – Filed as an Exhibit to Post-Effective
Amendment No. 192 to the Registrant’s Form N-1A Registration Statement on February 25, 2016 and
incorporated herein by reference.

28 (d)(1)(i)
Waiver Letter dated March 1, 2025 with respect to the Amended and Restated Investment Management
Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2025 through March 1, 2026 (Voya Multi-Manager
Emerging Markets Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 229 to the Registrant's
Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (d)(1)(ii)
Amended Schedule A, dated November 14, 2024, to the Amended and Restated Investment Management
Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 229 to the Registrant's Form
N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (d)(1)(v)
Amended Schedule B and Amended Schedule C, effective November 19, 2020, to the Amended and Restated
Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective
November 18, 2014, as amended and restated on May 1, 2015 – Filed as an exhibit to Post-Effective Amendment
No. 221 to the Registrant’s Form N-1A Registration Statement on February 25, 2021 and incorporated herein by reference.

28 (d)(2)
Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated
November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A
Registration Statement on February 25, 2015 and incorporated herein by reference.

28 (d)(2)(i)
First Amendment effective May 22, 2015 to Sub-Advisory Agreement between Voya Investments, LLC and Voya
Investment Management Co. LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment
No. 191 to the Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

28 (d)(2)(ii)
Second Amendment, dated May 1, 2018 to Sub-Advisory Agreement between Voya Investment, LLC and Voya
Investment Management Co. LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment
No. 212 to the Registrant’s Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

28 (d)(2)(iii)
Amended Schedule A (with redaction), dated November 14, 2024, to the Sub-Advisory Agreement between Voya
Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 – Filed as an Exhibit to
Post-Effective Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025
and incorporated herein by reference.

28 (d)(3)
Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Acadian Asset Management LLC
effective November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s
Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

28 (d)(3)(i)
Amended Schedule A (with redaction), dated January 14, 2025, to the Sub-Advisory Agreement between Voya
Investments, LLC and Acadian Asset Management LLC effective November 18, 2014 – Filed as an Exhibit to
Post-Effective Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025
and incorporated herein by reference.

28 (d)(4)
Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Baillie Gifford Overseas Limited
effective November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s
Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

28 (d)(4)(i)
Termination Letter effective May 13, 2024 to Sub-Advisory Agreement between Voya Investments, LLC and
Baillie Gifford Overseas Limited effective November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment
No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (d)(5)
Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Wellington Management
Company LLP effective November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 191 to the
Registrant’s Form N-1A Registration Statement on December 23, 2015 and incorporated herein by reference.

28 (d)(5)(i)
Amended Schedule A (with redaction) effective May 1, 2023 with respect to the Sub-Advisory Agreement between Voya Investments, LLC and Wellington Management Company LLP effective November 18, 2014 –
Filed as an Exhibit to Post-Effective Amendment No. 229 to the Registrant's Form N-1A Registration Statement
on February 26, 2025 and incorporated herein by reference.

28 (d)(6)
Amended and Restated Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Delaware
Investments Fund Advisers effective November 18, 2014, amended and restated effective March 1, 2019 – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant’s Form N-1A Registration Statement on
February 26, 2019 and incorporated herein by reference.

28 (d)(6)(i)
Amended Schedule A (with redaction) effective November 18, 2022 to the Amended and Restated Sub-Advisory
Agreement between Voya Investments, LLC and Delaware Investments Fund Advisers effective November 18,
2014, as amended and restated effective March 1, 2019 – Filed as an exhibit to Post-Effective Amendment No.
225 to the Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (d)(7)
Amended and Restated Sub-Sub-Investment Advisory Agreement between Delaware Investments Fund Advisers and Macquarie Investment Management Global Limited dated February 27, 2023 – Filed as an exhibit to
Post-Effective Amendment No. 226 to the Registrant’s Form N-1A Registration Statement on December 21, 2023
and incorporated herein by reference.

28 (d)(8)
Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Polaris Capital Management, LLC
effective January 20, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 199 to the Registrant’s Form
N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

28 (d)(8)(i)
Termination Letter effective March 1, 2025 to the Sub-Advisory Agreement between Voya Investments, LLC and
Polaris Capital Management, LLC effective January 20, 2017 – Filed as an Exhibit to Post-Effective Amendment
No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (d)(9)
Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Victory Capital Management Inc.
dated March 2, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 191 to the Registrant’s Form N-1A
Registration Statement on December 23, 2015 and incorporated herein by reference.

28 (d)(10)
Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Sustainable Growth Advisers, LP,
dated June 7, 2023 – Filed as an exhibit to Amendment No. 230 (811-07428) to the Registrant’s Form N-1A
Registration Statement on June 7. 2023.

28 (d)(11)
Expense Limitation Agreement between Voya Investments, LLC and Voya Mutual Funds effective January 1, 2016
– Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement
on December 2, 2016 and incorporated herein by reference.

28 (d)(11)(i)
Amended Schedule A, effective March 1, 2025, to the Expense Limitation Agreement between Voya Investments,
LLC and Voya Mutual Funds effective January 1, 2016 – Filed as an Exhibit to Post-Effective Amendment No.
229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (d)(11)(ii)
Side Letter Agreement dated January 1, 2025 to the Expense Limitation Agreement between Voya Investments,
LLC and Voya Mutual Funds for the period from January 1, 2025 through March 1, 2026 (Voya Multi-Manager
Emerging Markets Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 229 to the Registrant's
Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (d)(11)(iii)
Side Letter Agreement dated March 1, 2025 to the Expense Limitation Agreement between Voya Investments,
LLC and Voya Mutual Funds for the period from March 1, 2025 through March 1, 2026 (Voya Multi-Manager
International Small Cap Fund) – Filed as an Exhibit to Post-Effective Amendment No. 229 to the Registrant's
Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (d)(12)
Amended and Restated Expense Limitation Agreement between Voya Investments, LLC, Voya Investment
Distributor, LLC and Voya Mutual Funds, effective January 1, 2016, as amended as restated May 31, 2017 (Voya
Global High Dividend Low Volatility Fund, formerly Voya Global Equity Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 209 to the Registrant’s Form N-1A Registration Statement on February 23, 2018
and incorporated herein by reference.

28 (d)(12)(i)
Amended Schedule A, effective January 12, 2023 to the Amended and Restated Expense Limitation Agreement
between Voya Investments, LLC, Voya Investment Distributor, LLC and Voya Mutual Funds, effective January 1,
2016, as amended as restated May 31, 2017 (Voya Global High Dividend Low Volatility Fund, formerly, Voya
Global Equity Fund) – Filed as an exhibit to Post-Effective Amendment No. 225 to the Registrant’s Form N-1A
Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (e)(1)
Underwriting Agreement between Voya Mutual Funds and Voya Investments Distributor, LLC dated
November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 188 to the Registrant’s Form N-1A
Registration Statement on December 22, 2014 and incorporated herein by reference.

28 (e)(1)(i)
Amended Schedule A, effective March 1, 2025, to the Underwriting Agreement between Voya Mutual Funds and
Voya Investments Distributor, LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment
No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (e)(2)
Placement Agent Agreement, effective November 18, 2022, between Voya Mutual Funds and Voya Investment
Distributor, LLC – Filed as an exhibit to Post-Effective Amendment No. 225 to the Registrant’s Form N-1A
Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (f)(1)
Deferred Compensation Plan for Independent Directors as Amended and Restated dated January 16, 2025 – Filed as an Exhibit to Post-Effective Amendment No. 229 to the Registrant's Form N-1A Registration Statement on
February 26, 2025 and incorporated herein by reference.

28 (g)(1)
Custody Agreement with The Bank of New York Mellon dated January 6, 2003 - Filed as an Exhibit to
Post-Effective Amendment No. 101 to the Registrant's Form N-1A Registration Statement on February 13, 2004
and incorporated herein by reference.

28 (g)(1)(i)
Amended Exhibit A, effective May 1, 2024, to the Custody Agreement with The Bank of New York Mellon dated
January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 229 to the Registrant's Form N-1A
Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (g)(1)(ii)
Amendment, dated January 1, 2019 to the Custody Agreement, dated January 6, 2003, between the Registrant and
The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant’s
Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

28 (g)(1)(iii)
Amendment, effective November 21, 2022, to the Custody Agreement, dated January 6, 2003, between the
Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (g)(1)(iv)
Amendment, dated October 16, 2019, to the Multi-Broker Supplement to the Custody Agreement – Hong Kong –
China Connect Service dated January 31, 2017 – Filed as an exhibit to Post-Effective Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (g)(1)(v)
Supplement to the Custody Agreement –Hong Kong – China Connect Service dated April 1, 2019, between the
Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 215 to the
Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

28 (g)(1)(vi)
Amended Annex A, effective July 1, 2019, to the Supplement to the Custody Agreement –Hong Kong – China
Connect Service dated April 1, 2019, between the Registrant and The Bank of New York Mellon – Filed as an
exhibit to Post-Effective Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on
February 24, 2023 and incorporated herein by reference.

28 (g)(1)(vii)
Supplement to the Custody Agreement – Hong Kong – China Connect Service dated November 19, 2018, between the Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment
No. 225 to the Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (g)(1)(viii)
Amended Annex A, effective December 21, 2020, to the Supplement to the Custody Agreement – Hong Kong-
China Connect Service dated November 19, 2018 – Filed as an exhibit to Post-Effective Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (g)(1)(ix)
Supplement to the Custody Agreement – Hong Kong – China Connect Service dated June 2, 2016, between the
Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (g)(1)(x)
Supplement to the Custody Agreement – Hong Kong – China Connect Service dated April 29, 2016, between the
Registrant and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (g)(1)(xi)
Amended Annex A, effective July 29, 2019, to the Supplement to the Custody Agreement – Hong Kong- China
Connect Service dated April 29, 2016 – Filed as an exhibit to Post-Effective Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (g)(1)(xii)
Amendment, dated February 1, 2023, to the Multi-Broker Supplement to the Custody Agreement Hong Kong-
China connect Service – Filed as an exhibit to Post-Effective Amendment No. 227 to the Registrant’s Form N-1A
Registration Statement on February 27, 2024 and incorporated herein by reference.

28 (g)(2)
Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an
Exhibit to Post-Effective Amendment No. 99 to the Registrant’s Form N-1A Registration Statement on August 29,
2003 and incorporated herein by reference.

28 (g)(2)(i)
Amendment, dated September 6, 2012, to the Foreign Custody Manager Agreement with The Bank of New York
Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 223 to the Registrant’s
Form N-1A Registration Statement on February 23, 2022 and incorporated herein by reference.

28 (g)(2)(ii)
Amended Exhibit A, effective May 1, 2024, to the Foreign Custody Manager Agreement with The Bank of New
York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 229 to the
Registrant's Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (g)(2)(iii)
Amended Schedule 2 dated July 21, 2021 to the Foreign Custody Manager Agreement with The Bank of New
York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 223 to the
Registrant’s Form N-1A Registration Statement on February 23, 2022 and incorporated herein by reference.

28 (g)(2)(iv)
Amendment dated July 13, 2021, to the Foreign Custody Manager Agreement with The Bank of New York
Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 223 to the Registrant’s
Form N-1A Registration Statement on February 23, 2022 and incorporated herein by reference.

28 (g)(3)
Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on
February 13, 2004 and incorporated herein by reference.

28 (g)(3)(i)
Amendment, effective October 1, 2011 to the Securities Lending Agreement and Guaranty dated August 7, 2003, between Voya Mutual Funds and The Bank of New York Mellon - Filed as an Exhibit to Post-Effective
Amendment No. 212 to the Registrant's Form N-1A Registration Statement on February 26, 2019 and
incorporated herein by reference.

28 (g)(3)(ii)
Amendment, effective March 26, 2019 to the Securities Lending Agreement and Guaranty dated August 7, 2003, between Voya Mutual Funds and The Bank of New York Mellon – Filed as an exhibit to Post-Effective
Amendment No. 215 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

28 (g)(3)(iii)
Amendment to Securities Lending Agreement and Guaranty to Article IV, effective March 21, 2019 between the
Bank of New York Mellon and the Registrant dated August 7, 2003 – Filed as an exhibit to Post-Effective
Amendment No. 220 to the Registrant’s Form N-1A Registration Statement on December 18, 2020 and
incorporated herein by reference.

28 (g)(3)(iv)
Amendment, effective March 30, 2023 to the Securities Lending Agreement and Guaranty dated August 7, 2003, between The Bank of New York Mellon and Voya Mutual Fund – Filed as an exhibit to Post-Effective
Amendment No. 227 to the Registrant’s Form N-1A Registration Statement on February 27, 2024 and
incorporated herein by reference.

28 (h)(1)
Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC
Global Investment Servicing (U.S.) Inc.) and Voya Mutual Funds dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009
and incorporated herein by reference.

28 (h)(1)(i)
Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement between BNY Mellon
Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 - Filed as an Exhibit to
Post-Effective Amendment No. 149 to the Registrant's Form N-1A Registration Statement on July 28, 2011 and
incorporated herein by reference.

28 (h)(1)(ii)
Amendment, effective January 1, 2019, to the Transfer Agency Services Agreement between BNY Mellon
Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 – Filed as an Exhibit to
Post-Effective Amendment No. 212 to the Registrant’s Form N-1A Registration Statement on February 26, 2019
and incorporated herein by reference.

28 (h)(1)(iii)
Amendment, effective May 1, 2019, to the Transfer Agency Services Agreement between BNY Mellon Investment
Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 – Filed as an exhibit to Post-Effective
Amendment No. 220 to the Registrant’s Form N-1A Registration Statement on December 18, 2020 and
incorporated herein by reference.

28 (h)(1)(iv)
Amendment, effective November 5, 2019, to the Transfer Agency Services Agreement between BNY Mellon
Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 – Filed as an exhibit to
Post-Effective Amendment No. 215 to the Registrant’s Form N-1A Registration Statement on October 31, 2019
and incorporated herein by reference.

28 (h)(1)(v)
Amendment, effective May 1, 2020, to the Transfer Agency Services Agreement between BNY Mellon Investment
Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 – Filed as an exhibit to Post-Effective
Amendment No. 220 to the Registrant’s Form N-1A Registration Statement on December 18, 2020 and
incorporated herein by reference.

28 (h)(1)(vi)
Amendment, effective April 4, 2022, to the Transfer Agency Services Agreement between BNY Mellon
Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009 – Filed as an exhibit to
Post-Effective Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on February 24, 2023
and incorporated herein by reference.

28(h)(1)(vii)
Amendment, effective October 21, 2022 to the Transfer Services Agreement between BNY Mellon Investment
Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009, as amended – Filed as an Exhibit to
Post-Effective Amendment No. 224 to the Registrant's Form N-1A Registration Statement on December 20,
2022 and incorporated herein by reference.

28 (h)(1)(viii)
Amendment, effective November 18, 2022, to the Transfer Agency Services Agreement between BNY Mellon
Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009, as amended – Filed as an exhibit to Post-Effective Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on
February 24, 2023 and incorporated herein by reference.

28(h)(1)(ix)
Amendment, dated as of February 9, 2023, to the Transfer Agency Services Agreement between BNY Mellon
Investment Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009, as amended – Filed as an exhibit to Post-Effective Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on
February 24, 2023 and incorporated herein by reference.

28(h)(1)(x)
Amendment, effective May 1, 2024, to the Transfer Agency Services Agreement between BNY Mellon Investment
Servicing (US) Inc. and Voya Mutual Funds dated February 25, 2009, as amended – Filed as an Exhibit to
Post-Effective Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025
and incorporated herein by reference.

28 (h)(2)
Fund Accounting Agreement with The Bank of New York Melon dated January 6, 2003 – Filed as an Exhibit to
Post-Effective Amendment No. 101 to the Registrant's Form N-1A Registration Statement on February 13, 2004
and incorporated herein by reference.

28 (h)(2)(i)
Amendment, effective February 9, 2023 to the Fund Accounting Agreement with The Bank of New York Melon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 225 to the Registrant’s Form N-1A
Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (h)(2)(ii)
Amended Exhibit A, effective May 1, 2024, to the Fund Accounting Agreement with The Bank of New York
Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 229 to the Registrant's
Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (h)(2)(iii)
Investment Company Reporting Modernization Services Amendment to Fund Accounting Agreement dated
February 1, 2018 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003
– Filed as an Exhibit to Post-Effective Amendment No. 209 to the Registrant’s Form N-1A Registration Statement
on February 23, 2018 and incorporated herein by reference.

28 (h)(2)(iv)
Amendment, dated January 1, 2019 to the Fund Accounting Agreement with The Bank of New York Mellon dated
January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 212 to the Registrant’s Form N-1A
Registration Statement on February 26, 2019 and incorporated herein by reference.

28 (h)(3)
Fund of Funds Investment Agreement with BlackRock, Inc. effective January 19, 2022 – Filed as an Exhibit to
Post-Effective Amendment No. 223 to the Registrant’s Form N-1A Registration Statement on February 23, 2022
and incorporated herein by reference.

28 (h)(3)(i)
Amended and Restated Schedule A dated April 4, 2022 to the Fund of Funds Investment Agreement with
BlackRock, Inc. dated January 19, 2022 – Filed as an exhibit to Amendment No. 225 to the Registrant’s Form
N-1A Registration Statement on November 18, 2022 and incorporated herein by reference.

28 (h)(4)
Schwab Rule 12d1-4 Fund of Funds Investment Agreement, dated January 19, 2022, between the Registrant and
Schwab Strategic Trust – Filed as an Exhibit to Post-Effective Amendment No. 223 to the Registrant’s Form
N-1A Registration Statement on February 23, 2022 and incorporated herein by reference.

28 (h)(4)(i)
Amendment, dated April 5, 2022, to Schwab Rule 12d1-4 Fund of Funds Investment Agreement, dated
January 19, 2022, between the Registrant and Schwab Strategic Trust – Filed as an exhibit to Amendment No.
225 to the Registrant’s Form N-1A Registration Statement on November 18, 2022 and incorporated herein by reference.

28 (h)(5)
Rule 12d1-4 Fund of Funds Investment Agreement, dated January 19, 2022, between the Registrant and Teachers
Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 223 to the Registrant’s Form N-1A
Registration Statement on February 23, 2022 and incorporated herein by reference.

28 (h)(5)(i)
First Amendment, dated April 5, 2022, to Rule 12d1-4 Fund of Funds Investment Agreement, dated January 19,
2022, between the Registrant and Teachers Advisors, LLC – Filed as an exhibit to Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on November 18, 2022 and incorporated herein by reference.

28 (h)(5)(ii)
Second Amendment, dated February 3 2023, to Rule 12d1-4 Fund of Funds Investment Agreement, dated
January 19, 2022, between the Registrant and Teachers Advisors, LLC – Filed as an exhibit to Post-Effective
Amendment No. 226 to the Registrant’s Form N-1A Registration Statement on December 21, 2023 and
incorporated herein by reference.

28 (h)(6)
Rule 12d1-4 Fund of Funds Investment Agreement, dated January 19, 2022 as amended April 1, 2022, between the Registrant and the Vanguard Group, Inc. – Filed as an exhibit to Post-Effective Amendment No. 225 to the
Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (h)(6)(i)
Amended Schedule A, dated October 26, 2023, to Rule 12d1-4 Fund of Funds Investment Agreement, dated
January 19, 2022, between the Registrant and the Vanguard Group, Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and
incorporated herein by reference.

28 (h)(7)
Rule 12d1-4 Fund of Funds Investment Agreement, effective October 5, 2022, between the Registrant and the
SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust – Filed as an exhibit to Post-Effective
Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on February 24, 2023 and
incorporated herein by reference.

28 (h)(7)(i)
Schedule B to the Rule 12d1-4 Fund of Funds Investment Agreement, effective October 5, 2022, between the
Registrant and the SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust – Filed as an exhibit to
Post-Effective Amendment No. 226 to the Registrant’s Form N-1A Registration Statement on December 21, 2023
and incorporated herein by reference.

28 (h)(8)
Fund of Funds Investment Agreement, effective May 3, 2023, between The Select Sector SPDR Trust and Voya
Mutual Funds – Filed as an exhibit to Post-Effective Amendment No. 227 to the Registrant’s Form N-1A
Registration Statement on February 27, 2024 and incorporated herein by reference.

28 (h)(9)
BNY Mellon ETF Investment Adviser, LLC Fund of Funds Investment Agreement, dated as of January 25, 2023, between the Registrant and the BNY Mellon ETF Investment Adviser, LLC – Filed as an exhibit to Post-Effective
Amendment No. 225 to the Registrant’s Form N-1A Registration Statement on February 24, 2023 and
incorporated herein by reference.

28 (h)(10)
DBX ETFs Fund of Funds Investment Agreement, dated January 19, 2022 between DBX ETF Trust and Voya
Mutual Funds – Filed as an exhibit to Post-Effective Amendment No. 227 to the Registrant’s Form N-1A
Registration Statement on February 27, 2024 and incorporated herein by reference.

28 (h)(10)(i)
Amended Schedule A, dated April 1, 2022 to DBX ETFs Fund of Funds Investment Agreement, dated January 19,
2022 between DBX ETF Trust and Voya Mutual Funds – Filed as an exhibit to Post-Effective Amendment No.
227 to the Registrant’s Form N-1A Registration Statement on February 27, 2024 and incorporated herein by reference.

28 (h)(11)
Fund Administration Support Services Agreement (with redaction), effective July 29, 2022, between Voya
Investments, LLC and The Bank of New York Mellon – Filed as an exhibit to Post-Effective Amendment No. 227 to the Registrant’s Form N-1A Registration Statement on February 27, 2024 and incorporated herein by reference.

28 (i)(1)	Opinion and Consent of Counsel – Filed as an Exhibit to Post-Effective No. 84 to the Registrant’s Form N-1A Registration Statement filed in November 9, 2001 and incorporated herein by reference.
28 (i)(2)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING Foreign
Fund – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant’s Form N-1A Registration
Statement on June 27, 2003 and incorporated herein by reference.

28 (i)(3)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING Global
Equity Dividend Fund – Filed as an Exhibit to Post-Effective Amendment No. 99 to the Registrant’s Form N-1A
Registration Statement on August 29, 2003 and incorporated herein by reference.

28 (i)(4)
Opinion and Consent of Counsel to the legality of securities being registered with respect to Class I shares for
ING Global Real Estate – Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant's Form
N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

28 (i)(5)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING International
Value Choice Fund – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A
Registration Statement on January 25, 2005 and incorporated herein by reference.

28 (i)(6)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to Class O shares for ING Global Equity Dividend Fund – Filed as an Exhibit to Post-Effective Amendment No. 110 to the
Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

28 (i)(7)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING Emerging
Markets Fixed Income Fund, ING Capital Appreciation Fund, ING Greater China Fund, ING Index Plus
International Equity Fund, and ING Diversified International Fund - Filed as an Exhibit to Post-Effective
Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on December 7, 2005 and
incorporated herein by reference.

28 (i)(8)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING International
Real Estate Fund – Filed as an Exhibit to Post-Effective Amendment No. 114 to the Registrant’s Form N-1A
Registration Statement on February 27, 2006 and incorporated herein by reference.

28 (i)(9)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING Global
Bond Fund – Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A
Registration Statement on June 19, 2006 and incorporated herein by reference.

28 (i)(10)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to Class R shares for ING Diversified International Fund – Filed as an Exhibit to Post-Effective Amendment No. 117 to the
Registrant’s Form N-1A Registration Statement on August 14, 2006 and incorporated herein by reference.

28 (i)(11)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING Disciplined
International SmallCap Fund – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form
N-1A Registration Statement on December 19, 2006 and incorporated herein by reference.

28 (i)(12)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING International
Value Opportunities Fund – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form
N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

28 (i)(13)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING International
Equity Dividend Fund – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A
Registration Statement on May 14, 2007 and incorporated herein by reference.

28 (i)(14)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING Global
Equity Dividend Fund and ING Global Natural Resources Fund – Filed as an Exhibit to Post-Effective
Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

28 (i)(15)
Opinion and Consent of Counsel to the legality of the securities being registered with respect to ING Asia-Pacific
Real Estate Fund and ING European Real Estate Fund – Filed as an Exhibit to Post-Effective Amendment No.
126 to the Registrant’s Form N-1A Registration Statement on October 12, 2007 and incorporated herein by reference.

28 (i)(16)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class W shares for ING Diversified International Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Global Equity
Dividend Fund, ING Global Real Estate Fund, ING Global Natural Resources Fund, ING International Equity
Dividend Fund, ING International Real Estate Fund, and ING International Small Cap Fund – Filed as an Exhibit
to Post-Effective Amendment No. 129 to the Registrant’s Form N-1A Registration Statement on December 14,
2007 and incorporated herein by reference.

28 (i)(17)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class O shares for ING Index Plus International Equity Fund – Filed as an Exhibit to Post-Effective Amendment No. 128 to the
Registrant’s Form N-1A Registration Statement on November 9, 2007 and incorporated herein by reference.

28 (i)(18)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class O shares for ING Diversified International Fund, ING Greater China Fund, ING International SmallCap Multi-Manager
Fund, and ING Global Bond Fund – Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s
Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

28 (i)(19)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class W shares for ING Global Value Choice Fund, ING International Value Choice Fund, and ING Global Bond Fund – Filed as
an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on
May 29, 2009 and incorporated herein by reference.

28 (i)(20)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class Q shares for ING International Capital Appreciation Fund – Filed as an Exhibit to Post-Effective Amendment No. 136 to
the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

28 (i)(21)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class I shares for ING Russia Fund – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A
Registration Statement on September 29, 2009 and incorporated herein by reference.

28 (i)(22)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class W shares for ING International Capital Appreciation Fund – Filed as an Exhibit to Post-Effective Amendment No. 139 to
the Registrant's Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

28 (i)(23)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to ING
International Growth Fund – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form
N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

28 (i)(24)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to ING
International Core Fund – Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form
N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

28 (i)(25)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class R shares for ING Global Real Estate Fund and ING Global Bond Fund; and Class W shares for ING Greater China Fund,
ING Index Plus International Equity Fund, and ING Russia Fund – Filed as an Exhibit to Post-Effective
Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

28 (i)(26)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class I shares for ING Emerging Markets Equity Fund – Filed has an Exhibit to Post-Effective Amendment No. 151 to the
Registrant’s Form N-1A Registration Statement on September 28, 2011 and incorporated herein by reference.

28 (i)(27)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class A,
Class C, Class R, and Class W shares, for ING Emerging Markets Equity Fund – Filed as an exhibit to
Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011
and incorporated herein by reference.

28 (i)(28)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class B shares for ING Emerging Markets Equity Fund – Filed as an Exhibit to Post-Effective Amendment No. 157 to the
Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

28 (i)(29)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class W shares for ING International Core Fund – Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s
Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

28 (i)(30)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to ING Diversified
Emerging Markets Debt Fund – Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s
Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

28 (i)(31)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class R6 shares for ING Global Bond Fund– Filed as an Exhibit to Post-Effective Amendment No. 181 to the Registrant’s Form
N-1A Registration Statement on May 31, 2013 and incorporated herein by reference.

28 (i)(32)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class P shares for ING Global Bond Fund – Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form
N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

28 (i)(33)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to ING Global
Perspectives® Fund – Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A
Registration Statement on March 27, 2013 and incorporated herein by reference.

28 (i)(34)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class A,
Class B, Class C, Class O, Class R, and Class W shares for ING Multi-Manager International Equity Fund –
Filed as an Exhibit to Post-Effective Amendment No. 184 to the Registrant’s Form N-1A Registration Statement
on February 26, 2014 and incorporated herein by reference.

28 (i)(35)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class R6 shares for Voya Global Real Estate Fund – Filed as an Exhibit to Post-Effective Amendment No. 186 to the Registrant’s
Form N-1A Registration Statement on July 14, 2014 and incorporated herein by reference.

28 (i)(36)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class A and
Class I shares for Voya Global Corporate Leaders® 100 Fund and Voya Global High Dividend Low Volatility
Fund – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration
Statement on December 2, 2016 and incorporated herein by reference.

28 (i)(37)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class T shares for Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, Voya Global High Dividend Low
Volatility Fund, Voya Global Real Estate Fund, Voya Global Bond Fund, Voya International Real Estate Fund,
Voya Global Perspectives® Fund and Voya Diversified Emerging Markets Debt Fund – Filed as an Exhibit to
Post-Effective Amendment No. 203 to the Registrant’s Form N-1A Registration Statement on May 26, 2017 and
incorporated herein by reference.

28 (i)(38)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Voya CBRE
Global Infrastructure Fund and Voya CBRE Long/Short Fund – Filed as an Exhibit to Post-Effective Amendment
No. 206 to the Registrant’s Form N-1A Registration Statement on July 14, 2017 and incorporated herein by reference.

28 (i)(39)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class P3 shares for Voya Global Bond Fund, Voya Global Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund,
Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund – Filed as an
Exhibit to Post-Effective Amendment No. 209 to the Registrant’s Form N-1A Registration Statement on
February 23, 2018 and incorporated herein by reference.

28 (i)(40)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class C and
Class W shares for Voya CBRE Global Infrastructure Fund; Class P shares for Voya Multi-Manager Emerging
Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International
Factors Fund; and Class P3 shares for Voya International High Dividend Low Volatility Fund and Voya
Multi-Manager International Small Cap Fund – Filed as an Exhibit to Post-Effective Amendment No. 212 to the
Registrant’s Form N-1A Registration Statement on February 26, 2019 and incorporated herein by reference.

28 (i)(41)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Voya Global
Diversified Payment Fund II - Filed as an exhibit to Post-Effective Amendment No. 215 to the Registrant’s Form
N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

28 (i)(42)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class R6 shares for Voya Global High Dividend Low Volatility Fund (formerly, Voya Global Equity Fund) and Voya International
High Dividend Low Volatility Fund – Filed as an exhibit to Post-Effective Amendment No. 218 to the
Registrant’s Form N-1A Registration Statement on February 25, 2020 and incorporated herein by reference.

28 (i)(43)
Opinion and Consent of Counsel regarding the legality of shares being registered with respect to Class R6 shares for Voya Multi-Manager International Small Cap Fund – Filed as an exhibit to Post-Effective Amendment No.
225 to the Registrant’s Form N-1A Registration Statement on February 24, 2023 and incorporated herein by reference.

28 (j)(1)	Not applicable.
28 (j)(2)	Not applicable.
28 (k)	Not applicable.
28 (l)	Not applicable.
28 (m)(1)
Fifth Amended and Restated Service and Distribution Plan (Class A shares) effective November 16, 2023 – Filed as an exhibit to Post-Effective Amendment No. 227 to the Registrant’s Form N-1A Registration Statement on
February 27, 2024 and incorporated herein by reference.

28 (m)(1)(i)
Amended Schedule A, dated November 14, 2024 to the Fifth Amended and Restated Service and Distribution
Plan (Class A shares) effective November 16, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 229 to
the Registrant's Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (m)(2)
Fifth Amended and Restated Service and Distribution Plan (Class C shares) effective November 16, 2023 – Filed as an exhibit to Post-Effective Amendment No. 227 to the Registrant’s Form N-1A Registration Statement on
February 27, 2024 and incorporated herein by reference.

28 (m)(2)(i)
Amended Schedule A, dated November 14, 2024 to the Fifth Amended and Restated Service and Distribution
Plan (Class C shares) effective November 16, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 229 to
the Registrant's Form N-1A Registration Statement on February 26, 2025 and incorporated herein by reference.

28 (m)(3)
Fourth Amended and Restated Shareholder Service and Distribution Plan (Class R shares) effective November 16,
2023 – Filed as an exhibit to Post-Effective Amendment No. 227 to the Registrant’s Form N-1A Registration
Statement on February 27, 2024 and incorporated herein by reference.

28 (m)(3)(i)
Amended Schedule A, dated November 14, 2024 to the Fourth Amended and Restated Shareholder Service and
Distribution Plan (Class R shares) effective November 16, 2023 – Filed as an Exhibit to Post-Effective
Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and
incorporated herein by reference.

28 (n)(1)
Twenty-First Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated May 1, 2023 – Filed as an
Exhibit to Post-Effective Amendment No. 229 to the Registrant's Form N-1A Registration Statement on
February 26, 2025 and incorporated herein by reference.

28 (o)	Not applicable.
28 (p)(1)
Voya Funds and Advisers Code of Ethics, amended January 6, 2025 – Filed as an Exhibit to Post-Effective
Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and
incorporated herein by reference.

28 (p)(2)
Acadian Asset Management, LLC Code of Ethics, updated as of January 2025 – Filed as an Exhibit to
Post-Effective Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025
and incorporated herein by reference.

28 (p)(3)
Delaware Investments Code of Ethics, effective September 2024 – Filed as an Exhibit to Post-Effective
Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and
incorporated herein by reference.

28 (p)(4)
Lazard Asset Management LLC Code of Ethics dated June 2024 – Filed as an Exhibit to Post-Effective
Amendment No. 229 to the Registrant's Form N-1A Registration Statement on February 26, 2025 and
incorporated herein by reference.

28 (p)(5)	Sustainable Growth Advisers, LP Code of Ethics effective December 6, 2016 – Filed as an exhibit to Amendment No. 230 (811-07428) to the Registrant’s Form N-1A Registration Statement on June 7. 2023.
28 (p)(6)
Victory Capital Management Inc. Code of Ethics effective July 1, 2023 – Filed as an exhibit to Post-Effective
Amendment No. 227 to the Registrant’s Form N-1A Registration Statement on February 27, 2024 and
incorporated herein by reference.

28 (p)(7)
Wellington Management Company LLP Code of Ethics, dated December 1, 2023 – Filed as an exhibit to
Post-Effective Amendment No. 227 to the Registrant’s Form N-1A Registration Statement on February 27, 2024
and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant
None.
Item 30. Indemnification
Article 5, Section 5.02 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant’s Trustees, officers, employees, and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office (“disabling conduct”).
Section 9 of Registrant’s Amended and Restate Investment Management Agreement provides for the indemnification of Registrant’s Investment Manager and any Sub-Adviser against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.
Section 9 of Registrant’s Distribution Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.
Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.
Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it, is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisers
Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of Voya Mutual Funds and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.
INVESTMENT ADVISER	FILE NO.
Voya Investments, LLC	801-48282
Acadian Asset Management LLC	801-28078
Delaware Management Company	812-13521
Lazard Asset Management LLC	801-61701
Sustainable Growth Advisers, LP	801-62151
Victory Capital Management Inc.	801-46878
Voya Investment Management Co. LLC	801-9046
Wellington Management Company LLP	801-15908
Item 32. Principal Underwriter
(a)
Voya Investments Distributor, LLC is the placement agent or principal underwriter, as applicable, for Voya Credit Income Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Government Money Market Portfolio; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust.
(b)
Information as to the directors and officers of the placement agent or principal underwriter, as applicable, together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the placement agent or principal underwriter, as applicable, in the last two years, is included in the table below:

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Stephen Easton One Orange Way Windsor, Connecticut 06095	Chief Compliance Officer	None
Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Secretary	None
Bill Golden 230 Park Avenue New York, New York 10169	Director and Managing Director	None
Michelle P. Luk 230 Park Avenue New York, New York 10169	Senior Vice President and Treasurer	None
Marino Monti, Jr. One Orange Way Windsor, Connecticut 06095	Chief Information Security Officer	None
Francis G. O’Neill One Orange Way Windsor, Connecticut 06095	Senior Vice President and Chief Risk Officer	None
Monia Piacenti One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	Anti-Money Laundering Officer

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Tiffani Potesta 230 Park Avenue New York, New York 10169	Director, President and Chief Executive Officer	None
Andrew K. Schlueter 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	Senior Vice President
Robert P. Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	Senior Vice President
Catrina Willingham 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President, Chief Financial Officer, Controller, and Financial and Operations Principal	None
(c)
Not applicable.
Item 33. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant, (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Advisers. The address of each is as follows:
(a)	Voya Mutual Funds 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(b)	Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(c)	Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(d)	Bank of New York Mellon 240 Greenwich Street New York, New York 10286
(e)	BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
(f)(1)	Acadian Asset Management, LLC One Post Office Square, 20th Floor Boston, Massachusetts 02109
(f)(2)	Delaware Management Company 2005 Market Street Philadelphia, Pennsylvania 19103
(f)(3)	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112
(f)(4)	Sustainable Growth Advisers, LP 301 Tresser Boulevard Stamford, Connecticut 06901

(f)(5)	Victory Capital Management Inc. 15935 La Cantera Pkwy San Antonio, Texas 78256
(f)(6)	Voya Investment Management Co. LLC 230 Park Avenue New York, New York 100169
(f)(7)	Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 237 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 28th day of February 2025.

VOYA MUTUAL FUNDS

By: /s/ Joanne F. Osberg

Joanne F. Osberg

Secretary